SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 25, 2003


Commission      Registrant; State of Incorporation;        I.R.S. Employer
File Number        Address; and Telephone Number          Identification No.
-----------   --------------------------------------      ------------------

333-21011     FIRSTENERGY CORP.                                34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, Ohio  44308
              Telephone (800)736-3402



1-3141        JERSEY CENTRAL POWER & LIGHT COMPANY             21-0485010
              (A New Jersey Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH 44308
              Telephone (800)736-3402






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Item 5.  Other Events

           On July 25, 2003, Jersey Central Power & Light Company (JCP&L), a wholly owned subsidiary of FirstEnergy Corp., issued a press release, filed as an Exhibit to this Form 8-K, in connection with the New Jersey Board of Public Utilities' decision on JCP&L's rate proceeding.


Item 7.  Exhibits

Exhibit No.                              Description
-----------                              -----------
    99                                  Press Release



                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



July 25, 2003




                                      FIRSTENERGY CORP.
                                      -----------------
                                         Registrant



                             JERSEY CENTRAL POWER & LIGHT COMPANY
                             ------------------------------------
                                         Registrant




                                      Harvey L. Wagner
                            ------------------------------------
                                      Harvey L. Wagner
                                 Vice President, Controller
                                and Chief Accounting Officer



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